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                                                                  Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS


     We hereby consent, in this Registration Statement on Form S-11, to the use of our report dated March 26, 2002, relating to the statement of financial condition as of March 25, 2002 of Forsyth Capital Mortgage Corp. We also consent to the reference to our Firm under the heading "Experts" in the Prospectus.


/s/ Dixon Odom PLLC
    High Point, North Carolina
    June 17, 2002